FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 333-141582

GABELLI 787 FUND, INC.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND (the “Fund”)

Supplement dated April 7, 2017, to the Fund’s Prospectus for Class AAA shares, Class A shares, Class C shares, and Class Y shares dated February 28, 2017

This supplement amends certain information in the Prospectus (the “Prospectus”). Unless otherwise indicated, all other information included in the Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Effective April 10, 2017, Class C shares held by Merrill Lynch customers will be converted into Class A shares of the same Fund after they have been held for ten years. The initial conversion of existing Class C shares held by Merrill Lynch customers meeting this standard will begin to occur starting May 26, 2017.

In addition, effective April 10, 2017, investors purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts described below, which may differ from those disclosed elsewhere in the Fund’s Prospectus. As a result, the below table is added at the end of the Sales Charge Reductions and Waivers – Class A Shares heading in the Prospectus.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Fund Complex)

Shares exchanged from Class C shares of the same fund in the month of or following the 10 year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

Shares purchased from the proceeds of redemptions within the Fund Complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

Furthermore, effective April 10, 2017, the below table is added at the end of the Contingent Deferred Sales Charges heading in the Prospectus.

CDSC Waivers on Class A and C Shares Available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based accounts or platforms (applicable to A and C shares only)

Finally, effective April 10, 2017, the table and paragraph below are added as a new section after the Letter of Intent heading in the Prospectus.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this Prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund Complex assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund Complex assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund Complex, through Merrill Lynch, over a 13 month period of time (if applicable)

In order to receive the applicable Merrill Lynch reductions or waivers investors will have to purchase Fund shares through Merrill Lynch or directly from the Fund if the Fund offers such reductions or waivers. Merrill Lynch’s specific sales charge waivers and/or discounts are implemented and solely administered by Merrill Lynch. Please contact Merrill Lynch to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR REFERENCE.